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                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT AUDITORS





We consent to the incorporation by reference in Registration Statement No. 333-58731 on Form S-3 of our report dated January 26, 1999 with respect to the financial statements of General American Railcar Corporation II included in this Annual Report on Form 10-K for the period July 8, 1998 (date of incorporation) to December 31, 1998.


                                                             ERNST & YOUNG LLP




Chicago, Illinois
March 22, 1999


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